UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01  Entry of Order Approving Stipulation for Settlement of Claim.

On September 27, 2010, the Superior Court of the State of California for the County of Los Angeles entered an Order Approving Stipulation for Settlement of Claim (the “Order”) in the matter entitled Socius CG II, Ltd. v. New Generation Biofuels Holdings, Inc.  The Order provides for the full and final settlement of Socius GC II, Ltd.’s (“Socius”) $530,833 claim (the “Claim”) against New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”).  Socius purchased the Claim from a creditor of the Company (“Creditor”) pursuant to the terms of a Claims Purchase Agreement dated effective as of September 22, 2010 between Socius and Creditor (the “Purchase Agreement”).  The Claim consists of the right to receive $500,000 of principal amount and interest thereon of $30,833 under a loan made by Creditor to the Company pursuant to the terms of a Secured Convertible Promissory Note and Security Agreement, dated April 30, 2010, by Extension Agreements dated July 30, 2010 and September 22, 2010 (the “Note”). Pursuant to the terms of the Order, on September 27, 2010, the Company issued and delivered to Socius 5,950,000 shares of common stock (the “Settlement Shares”), subject to adjustment as set forth in the Order.

The Settlement Shares represent approximately 9.9% of the total number of shares of the Company’s common stock outstanding immediately following the date of the Order.  The total number of shares of the Company’s common stock to be issued to Socius or its designee in connection with the Order will be adjusted on the 21st trading day following the date on which the Settlement Shares are issued, as follows: (i) if the number of VWAP Shares (as defined below) exceeds the number of Settlement Shares initially issued, then the Company will issue to Socius or its designee additional shares of the Company’s common stock equal to the difference between the number of VWAP Shares and the number of Settlement Shares, and (ii) if the number of VWAP Shares is less than the number of Settlement Shares, then Socius or its designee will return to us for cancellation that number of shares as equals the difference between the number of VWAP Shares and the number of Settlement Shares.

The number of VWAP Shares is equal to (i) $530,833 divided by 70% of the volume weighted average price as reported by Bloomberg LP (“VWAP”) of the Company’s common stock over the 20-day trading period immediately following the date on which the Settlement Shares were delivered to Socius, plus (ii) Socius’ legal fees, expenses and costs incurred through October 18, 2010, with the total divided by the VWAP of the Company’s common stock over the 20-day trading period immediately following the date on which the Settlement Shares were delivered to Socius.  In no event will the number of shares of common stock issued to Socius or its designee in connection with the settlement of the Claim, aggregated with all shares of common stock then owned or beneficially owned or controlled by, collectively, Socius and its affiliates, at any time exceed 9.99% of the total number of shares of the Company’s common stock then outstanding.

The description of the Order does not purport to be complete and is qualified in its entirety by reference to the Order, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 3.02  Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

The offer and sale of the securities described in Item 1.01 were effected in reliance on Section 3(a)(10) of the Securities Act of 1933, as amended.

Item 8.01  Other Events.

Purchase Agreement with Creditor

On September 22, 2010, Socius and Creditor entered into a Claims Purchase Agreement (the “Purchase Agreement”) which provides for the sale by Creditor to Socius of Creditor’s right to the Claim.  As of the date of the Purchase Agreement, the Company was indebted to Creditor for the unpaid principal amount of $500,000 under the Note as well as $30,833 of accrued but unpaid interest thereon.  The Company is a party to the Purchase Agreement through its execution of an acknowledgment contained therein.

In the acknowledgment, the Company acknowledged and agreed with Socius and Creditor (i) that certain of the recitals in the Purchase Agreement are true and correct, (ii) that the sale of the $530,833 claim to Socius covers only such amount, that Creditor reserves and preserves all of its other claims and interests under the Note and that Creditor’s sale of the $530,833 claim does not in any way prejudice or have any adverse effect on such other claims and interests of Creditor under the Note (iii) that the execution, delivery and performance of the Purchase Agreement does not and will not conflict with the terms of the Note nor will it require any waiver or consent, (iv) that the Note is valid, outstanding and enforceable in accordance with its terms and is not subject to any defense or offset, and (v) that Socius and Creditor are relying on the Company’s acknowledgments and agreements in entering into the Purchase Agreement.

The description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Complaint for Damages

In connection with the purchase of the Claim and pursuant to the terms of the Purchase Agreement, on September 24, 2010, Socius filed a complaint for damages against the Company with the Court.  On September 27, 2010, Company counsel and counsel for Socius filed with the Court a joint ex parte application for court order approving stipulation for settlement of Claim.  After holding a hearing, the Court issued the Order on September 27, 2010.

 Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Order Approving Stipulation for Settlement of Claim (*)

99.1	Claims Purchase Agreement dated September 22, 2010 by and between Creditor and Socius CG II, Ltd. containing an Acknowledgment by New Generation Biofuels Holdings, Inc. (*)
______________

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: September 28, 2010	By:	/s/ Cary J. Claiborne
Cary J. Claiborne
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Order Approving Stipulation for Settlement of Claim (*)

99.1	Claims Purchase Agreement dated September 22, 2010 by and between Creditor and Socius CG II, Ltd. containing an Acknowledgment by New Generation Biofuels Holdings, Inc. (*)
______________

*	Filed herewith